                                                                    EXHIBIT 23.1

               CONSENT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

We consent to the reference to our firm under the captions "Experts" and to the use of our report dated April 29, 1996 (except Note 10, as to which the date is September 28, 1996), in Amendment No. 3 to the Registration Statement (Form S-1 No. 333-5419) and related Prospectus of Trusted Information Systems, Inc. for the registration of 2,900,000 shares of its common stock.

                                          ERNST & YOUNG LLP

Vienna, Virginia
October 4, 1996